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                                Exhibit No. 10.44
                                -----------------
                         SIXTH AMENDMENT TO AMENDED AND
                           RESTATED SECURITY AGREEMENT
                           ---------------------------

         THIS SIXTH AMENDMENT is made as of the 1st day of March, 2000, among MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation (the "Debtor"), each of the Secured Parties (as defined below) and FLEET PRECIOUS METALS INC. (the "Agent"), individually and as agent pursuant to that certain Collateral Sharing Agreement dated as of August 20, 1993, as amended from time to time, for each of the following: ABN AMRO BANK N.V., NEW YORK BRANCH("ABN"); CREDIT SUISSE FIRST BOSTON, f/k/a Credit Suisse, New York Branch ("Credit Suisse"), FLEET PRECIOUS METALS INC. ("FPM"), and PARIBAS ("Paribas") and MITSUI & CO. (U.S.A.), INC. ("Mitusi") (jointly and severally, the "Secured Parties").

                          W I T N E S S E T H   T H A T:

         WHEREAS, the Secured Parties (other than Mitsui), the Agent and the Debtor are parties to a certain Amended and Restated Security Agreement dated as of August 20, 1993 (hereinafter, as amended by a certain First Amendment dated as of May 16, 1994, a certain Second Amendment dated as of September 1, 1994, a certain Third Amendment dated as of January 15, 1995, a certain Fourth Amendment dated as of October 20, 1995, and a certain Fifth Amendment dated October 23,
1998) the "Security Agreement") pursuant to which the Debtor granted to the Secured Parties (other than Mitsui) and the Agent a security interest in the Collateral (as defined therein) and provided for the enforcement of such security interest; and

         WHEREAS, the Debtor and Mitsui desire to add Mitsui as a "Secured Party" pursuant to the terms of the Security Agreement as Mitsui has entered into a Consignment Agreement dated as of November 29, 1999 (hereinafter, as amended or modified from time to time, the "Mitsui Agreement") with the Debtor; and

         WHEREAS, Mitsui is willing to comply with the covenants and terms of such Security Agreement and any documents executed by the Secured Parties in connection with the Security Agreement;

         NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. The Secured Parties, the Agent and the Debtor hereby consent to the addition of Mitsui as a party to the Security Agreement, with Mitsui to be included as a Secured Party pursuant to the terms of the Security Agreement and all references in the Security Agreement to "the Consignment Agreements" shall include the Mitsui Agreement.

         2. The Security Agreement is hereby amended so that the term "Secured Parties" as used therein and herein shall include, from and after the date hereof, Mitsui and Mitsui shall be entitled to all of the rights and benefits of a Secured Party thereunder.

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         3. The second "WHEREAS" clause on page 1 of the Security Agreement is hereby amended to read as follows:

                  "WHEREAS, the Debtor and each of the Secured Parties have entered into Consignment Agreements or Amended and Restated Consignment Agreements dated as of August 20, 1993 (January 31, 1994 in the case of Credit Suisse and October 23, 1998 in the case of Paribas and November 29, 1999 in the case of Mitsui) (hereinafter, as amended from time to time, the "Consignment Agreements") pursuant to which such Secured Parties may deliver or have delivered gold on consignment for sale to the Debtor (hereinafter collectively referred to as the "Precious Metal"), and"

         4. In order to secure the due and punctual payment and performance of all indebtedness, liabilities and obligations of the Debtor contained in the Mitsui Agreement and any related security instruments, and to secure the due and punctual payment and performance of all indebtedness, liabilities and obligations of the Debtor to Mitsui of every kind and description, direct, indirect or contingent, now or hereafter existing, secured or unsecured, due or to become due, including (without limitation) the obligations of the Debtor under the Security Agreement, obligations with respect to forward contracts for the purchase or sale of precious metal and obligations of the Debtor relating to unpaid purchase price for Precious Metal (which indebtedness, liabilities and obligations shall be deemed to be included as "Obligations" for all purposes of the Security Agreement), the Debtor hereby grants to the Agent on behalf of Mitsui and to Mitsui, and hereby ratifies and affirms its grant to the Agent on behalf of the other Secured Parties and to each of the other Secured Parties of, a continuing security interest in and a lien upon the Collateral.

         5. Exhibit A attached to the Security Agreement is hereby deleted and Exhibit A attached hereto is hereby added to and made a part of the Security Agreement as Exhibit A thereto.

         6. Any necessary, conforming changes to the Security Agreement occasioned by reason of this Sixth Amendment shall be deemed to have been made.

         7. This Sixth Amendment shall be binding upon the parties and their respective successors and assigns.

         8. Each of the Debtor, each Secured Party and the Agent acknowledge and agree that, except as expressly provided herein, the terms and provisions of the Security Agreement remain unchanged and the Security Agreement remains in full force and effect in accordance with its terms. The term "Security Agreement" as used in the Security Agreement and all references to the Security Agreement in any other documents or agreements between any of the parties hereto which relate to the Debtor shall refer, from and after the date hereof, to the Security Agreement as amended and supplemented by this Sixth Amendment.

         9. Unless otherwise defined herein or in the context otherwise requires, all terms and phrases which are defined in the Security Agreement shall have the same meaning when used herein.


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         10. This Sixth Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         11. This Sixth Amendment may be executed with one or more counterparts hereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their duly authorized officers as of the date first above written.

                                            MICHAEL ANTHONY JEWELERS, INC.

                                            By: /s/ Michael A. Paolercio
                                                -----------------------------
                                            Title: Treasurer
                                                   --------------------------

                                            FLEET PRECIOUS METALS INC.,
                                            individually and as Agent for each
                                            of the Secured Parties

                                            By: /s/ Sharon Delfino
                                                -----------------------------
                                            Title: Vice President
                                                   --------------------------

                                            By: /s/ Irene A. O'Garek
                                                -----------------------------
                                            Title: Vice President
                                                   --------------------------

                                            ABN AMRO BANK N.V., NEW YORK BRANCH

                                            By: /s/ Jeffrey Sarfaty
                                                -----------------------------
                                            Title: Vice President
                                                   --------------------------

                                            By: /s/ Ned Koppelson
                                                -----------------------------
                                            Title: Vice President
                                                   --------------------------

                                            CREDIT SUISSE, FIRST BOSTON f/k/a
                                            Credit Suisse, New York Branch

                                            By: /s/ Stuart B. Ganes
                                                -----------------------------
                                            Title: Vice President
                                                   --------------------------

                                            By: /s/ Stanley R. Steinberg
                                                -----------------------------
                                            Title: Director
                                                   --------------------------

                                            PARIBAS

                                            By: /s/ Anne-Catherine Mathiot
                                                -----------------------------
                                            Title: Director
                                                   --------------------------

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                                            By: /s/ Marcie Weiss
                                                -----------------------------
                                            Title: Director
                                                   --------------------------

                                            MITSUI & CO.(U.S.A.), INC.

                                            By: /s/ Yutaka Taka
                                                -----------------------------
                                            Title: Senior Vice President
                                                   --------------------------